UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JGH
Nuveen Global High Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) is a newly organized closed-end fund that features portfolio management by Nuveen Asset Management, LLC (NAM). The Fund employs NAM’s global high income investment strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer a high level of current income.

The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA. Here the portfolio management team reviews key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2015?

The Fund’s investment objective is to seek a high level of current income. Since the Fund’s inception on November 24, 2014, the management team has repositioned its assets to align the portfolio with its new investment policies and NAM’s diversified global high income strategy. During this reporting period, the Fund’s transition was completed. NAM’s global high income strategy blends high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. Securities the Fund can invest in include: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income-producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities. In addition, we may also use derivatives as part of the Fund’s management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or to enhance returns.

How did the Fund perform during this during this six-month reporting period ended June 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month and since inception periods ended June 30, 2015. For the six-month period reporting period ended June 30, 2015, the Fund’s total return at net asset value (NAV) outperformed the Barclays Global High Yield Index.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

As noted in the previous report, the Fund was able to take advantage of weakness in the high yield market to reposition its portfolio and implement its new strategy of investing in primarily high yield (below investment grade) securities. We started this reporting period with the Fund fully invested, but were able to further refine and streamline its holdings into a globally diversified portfolio of corporate high yield securities throughout the period. By June 30, 2015 more than 88% of the Fund was comprised of investments that were rated below investment grade.

The high yield market performed reasonably well during the reporting period, especially in relative terms, although the sector retreated twice in March and June. Uncertainty in credit markets was high as the period began with elevated global growth and deflation concerns as well as oil hitting new lows, driving default fears in the energy sector. Early in the reporting period, the U.S. market was aided by the stabilization in energy bond prices, which drove high yield energy debt to rebound after a sharp drop in the final three months of 2014. The technical backdrop for the sector firmed as well with inflows into the high yield segment returning on the heels of rather large redemptions in the fourth quarter of 2014. Concerns then swung in the other direction as 10-year Treasury yields rose by roughly 80 basis points between the end of January and early June and investors became preoccupied with the looming fed funds rate lift-off. Volatility again spiked late in the reporting period as issues in Greece and China came into focus. Despite all of these factors, the high yield market was able to more or less absorb the increase in Treasury yields with the Barclays Global High Yield Index registering a 3.36% return for the reporting period.

Looking across global high yield markets, European high yield debt underperformed fairly significantly in the first half of the reporting period due to weakness in the euro. In the second half, European high yield partially rebounded and outpaced the U.S. market, but still posted negative returns for the period. U.S. dollar-denominated emerging market (EM) high yield was an outperformer during the period, bolstered by stability in China’s real estate sector and a rally in Russian and East European corporate debt. These corporate EM bonds performed better despite a wave of corporate downgrades in Russia, as they were helped by local investors taking advantage of wide spreads and signs of more stability in Ukraine. Local currency EM bonds generally sold off, driven by higher yields in the core bond markets and weaker EM currencies. Brazil was a notable exception as both long bonds and its currency rallied based on improvements in the political scandal involving state-owned oil company Petrobras.

In terms of credit quality, the higher quality tiers of the high yield market started the reporting period on a stronger note, which was not surprising as risk aversion grew and interest rates trended lower, supporting the more rate-sensitive BB sector. The flight-to-quality mindset seen over the final months of 2014 and early 2015 culminated in historically large B and CCC spreads in relation to BB spreads, with ratios reaching their widest levels since the 2008 financial crisis. However, midway through the period, the market shifted toward the lower quality tiers as the BB rated segment was hurt by its greater sensitivity to higher Treasury rates. Overall for the reporting period, the BB rated segment of the Barclays Global High Yield Index returned 1.45%, B rated 2.57% and CCC 1.93%.

With regard to sectors, the most visible recent pattern was the underperformance of the commodity segments, a byproduct of oversupply issues, lower raw material prices and declining demand growth in China. This resulted in weak earnings and stressed balance sheets for many commodity-related companies. As a result, the metals and mining sub-index ended the period trading at 15-year wide spreads relative to the broader high yield market. While oil prices have been far more resilient, we also continued to see a noticeable deterioration in fundamentals within the high yield energy sector. Therefore, it came as no surprise that 65% of year-to-date 2015 defaults and distressed exchanges were from the coal and energy sectors. That being said, the latest twelve-month default rate among energy issuers remained at less than 2%, a much less dire outcome than what may have been anticipated after the huge spike in energy spreads late last year as oil prices tumbled.

Away from commodity-oriented sectors, however, fundamentals remained fairly robust and the overall default rate remained very benign. Although earnings growth among high yield issuers slowed due in part to periods of lackluster global economic growth, debt growth and leverage ratios have also taken a pause after volatility in the second half of

6	Nuveen Investments

2014 caused spread widening and resulted in modestly better new issue quality. Markets are slowly healing after that rather painful six-month correction and we believe that trend will continue. The trailing twelve-month global default rate finished the reporting period at 2.3%, well below the historical average of 4.7% since 1983, according to Moody’s.

The Fund was positioned to benefit from moderate global economic growth, accommodative global monetary policies and supportive financial conditions. Performance primarily benefited from overweight exposures to the B rated and CCC rated credit quality categories, and a corresponding lower weight to the more interest rate sensitive BB rated category. Therefore, the Fund’s overweight to oil credits was a net positive contributor to performance. In addition, the Fund benefited from an underweight to the communication and capital goods sectors, while an overweight in the paper sector and an underweight to consumer non-cyclicals detracted during the reporting period. We maintained a 4.8% net sovereign debt position, predominantly in short-term, local government bonds in selected higher yielding emerging markets, including South Africa and Mexico. Our exposure to those local EM bonds detracted from the Fund’s performance slightly given the persistent strength in the U.S. dollar. The Fund remained underweight to emerging market credit considering the continued elevated geopolitical risk and lower growth rates in China and Brazil. Our position in preferred securities, a majority of which are European banking issues, was a positive factor for performance during the reporting period.

The Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was positive during the reporting period. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio. The Fund also used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a slightly positive impact on performance.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to use interest rate swap contracts in order to partially fix the interest cost of leverage costs, which as mentioned previously, the Fund uses through bank borrowings. The impact on performance was modestly negative during this reporting period.

As of June 30, 2015, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	30.20%
Regulatory Leverage*	30.20%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2015, the Fund has outstanding bank borrowings of $202,500,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2015. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Ex-Dividend Date	Per Share Amounts JGH
January 2015	$0.1260
February	$0.1260
March	$0.1320
April	$0.1320
May	$0.1320
June 2015	$0.1320

Current Distribution Rate*	9.48%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, the Fund had a positive UNII balance, based upon our best estimate for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report

Nuveen Investments	9

Share Information (continued)

SHARE REPURCHASES

During December 2014, the Fund’s Board of Trustees authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares Cumulatively Repurchased and Retired	97,100
Approximate Number of Shares Authorized for Repurchase	3,210,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JGH
Shares Repurchased and Retired	97,100
Weighted Average Price per Share Repurchased and Retired	$17.09
Weighted Average Discount per Share Repurchased and Retired	13.98%

TENDER OFFER

The Fund’s Board of Trustees has authorized the Fund to conduct a tender offer pursuant to which the Fund would offer to purchase up to 25% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 98% of the NAV per share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer. The Fund is prohibited, however, from repurchasing its during periods when the Fund has an outstanding tender offer (as described below).

On November 19, 2014, Nuveen announced the Fund’s tender offer, which commenced on Decembers 4, 2014 and expired on January 9, 2015. The tender offer was oversubscribed (58% of outstanding shares were tendered), and therefore the Fund purchased 25% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

Refer to Notes to Financial Statements, Note 4 – Fund shares, Tender offer for further details on the tender offer.

OTHER SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$19.52
Share Price	$16.71
Premium/(Discount) to NAV	(14.40)%
Since Inception Average Premium/(Discount) to NAV	(13.39)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH

Nuveen Investments	11

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of June 30, 2015

	Cumulative
	6-Month	Since Inception
JGH at NAV	4.27%	1.51%
JGH at Share Price	1.38%	(4.44)%
Barclays Global High Yield Index	3.36%	1.47%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.2%
$25 Par (or similar) Retail Preferred	3.6%
Corporate Bonds	121.9%
$1,000 Par (or similar) Institutional Preferred	7.6%
Sovereign Debt	6.8%
Asset-Backed and Mortgage-Backed Securities	1.3%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	1.5%
Net Assets Plus Borrowings	143.3%
Borrowings	(43.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	14.7%
Media	6.8%
Metals & Mining	6.0%
Banks	5.7%
Sovereign Debt	4.8%
Wireless Telecommunication Services	4.3%
Commercial Services & Supplies	3.0%
Paper & Forest Products	2.9%
Food Products	2.8%
Energy Equipment & Services	2.3%
Consumer Finance	2.3%
Health Care Providers & Services	2.2%
Diversified Financial Services	2.2%
Diversified Telecommunication Services	2.1%
Household Durables	2.0%
Chemicals	2.0%
Hotels, Restaurants & Leisure	1.9%
Insurance	1.9%
Auto Components	1.7%
Independent Power & Renewable Electricity Producers	1.7%
Construction Materials	1.4%
Food & Staples Retailing	1.4%
Pharmaceuticals	1.4%
Gas Utilities	1.3%
Marine	1.2%
Other	19.7%
Repurchase Agreements	0.3%
Total	100%

Country Allocation

(% of total investments)1

United States	60.1%
Canada	8.4%
United Kingdom	4.2%
Brazil	3.3%
Luxembourg	3.1%
Mexico	3.0%
South Africa	2.5%
France	2.5%
Netherlands	1.9%
Other	11.0%
Total	100%

Credit Quality

(% of total investments)1

A	1.7%
BBB	9.6%
BB or Lower	86.3%
N/R (not rated)	2.1%
N/A (not applicable)	0.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

JGH

Nuveen Global High Income Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 141.4% (99.7% of Total Investments)

		CONVERTIBLE PREFERRED SECURITIES – 0.2% (0.2% of Total Investments)

		Oil, Gas & Consumable Fuels – 0.2%

20,000		Anadarko Petroleum Corporation	7.500%		N/R	$1,008,200
		Total Convertible Preferred Securities (cost $1,000,000)				1,008,200

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 3.6% (2.5% of Total Investments)

		Banks – 1.8%

18,425		Citigroup Inc.	7.125%		BB+	$504,292
150,000		Citigroup Inc.	6.875%		BB+	3,999,000
50,000		ING Groep N.V.	7.200%		Baa3	1,289,000
50,000		ING Groep N.V.	7.050%		Baa3	1,290,500
20,000		Regions Financial Corporation	6.375%		BB	503,400
37,718		Zions Bancorporation	6.300%		BB–	984,817
		Total Banks				8,571,009

		Capital Markets – 0.4%

65,000		Morgan Stanley	7.125%		Ba1	1,816,750

		Consumer Finance – 0.5%

99,665		Discover Financial Services	6.500%		BB–	2,538,468

		Food Products – 0.3%

50,000		CHS Inc.	7.100%		N/R	1,309,500

		Insurance – 0.2%

25,000		Hartford Financial Services Group Inc.	7.875%		BBB–	743,500

		Real Estate Investment Trust – 0.4%

23,000		Northstar Realty Finance Corporation	8.750%		N/R	579,830
50,000		Summit Hotel Properties Inc.	7.125%		N/R	1,295,000
		Total Real Estate Investment Trust				1,874,830
		Total $25 Par (or similar) Retail Preferred (cost $16,563,876)				16,854,057

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 121.9% (86.0% of Total Investments)

		Aerospace & Defense – 0.9%

$2,421		Bombardier Inc., 144A	6.000%	10/15/22	B+	$2,148,638
2,000		DAE Aviation Holdings Inc., 144A, (WI/DD)	10.000%	7/15/23	CCC	1,973,000
		Total Aerospace & Defense				4,121,638

		Air Freight & Logistics – 0.6%

3,000		XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	2,936,250

		Airlines – 1.2%

3,500		Air Canada, 144A	7.750%	4/15/21	B	3,736,250
2,000		VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	1,920,000
		Total Airlines				5,656,250

14	Nuveen Investments

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Auto Components – 2.5%

$3,000		MPG Holdco I Inc.	7.375%	10/15/22	B+	$3,195,000
1,800		Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	1,896,750
3,300		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	3,250,500
3,100		Tenneco Inc.	5.375%	12/15/24	BB+	3,185,250
		Total Auto Components				11,527,500

		Automobiles – 0.1%

200	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	238,857

		Banks – 2.4%

1,000		Banco Do Brasil, 144A	9.000%	6/29/49	BB–	902,200
2,000		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	1,952,000
1,320		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	1,410,328
3,500		Popular Inc.	7.000%	7/01/19	BB–	3,500,000
2,500		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,658,093
250	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB–	278,016
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A+	461,319
		Total Banks				11,161,956

		Beverages – 0.4%

2,000		Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	2,075,000

		Building Products – 1.7%

2,000		Builders FirstSource, Inc., 144A	7.625%	6/01/21	B	2,070,000
3,250		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	3,136,250
2,500		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,662,500
		Total Building Products				7,868,750

		Chemicals – 2.8%

3,000		Chemours Co, 144A	7.000%	5/15/25	B1	2,910,000
3,000		Hexion Inc.	6.625%	4/15/20	B3	2,752,500
2,500		Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	2,553,125
2,000		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,035,000
800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	834,096
2,145		Tronox Finance LLC	6.375%	8/15/20	BB–	1,989,488
		Total Chemicals				13,074,209

		Commercial Services & Supplies – 4.3%

2,500		ABX Group Inc.	6.375%	12/01/19	Ba3	2,425,000
3,017		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	3,122,595
3,467		Casella Waste Systems Inc.	7.750%	2/15/19	B–	3,501,670
2,295		Clean Harbors Inc.	5.250%	8/01/20	BB+	2,329,423
2,985		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,977,536
3,000		GFL Environmental Corporation, 144A	7.875%	4/01/20	B	3,075,000
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	1,548,750
1,090	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,045,182
		Total Commercial Services & Supplies				20,025,156

		Construction & Engineering – 1.2%

1,500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	990,000
1,500		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,451,250
1,100		Shea Homes LP, 144A	6.125%	4/01/25	B+	1,108,250
15,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	1,885,738
		Total Construction & Engineering				5,435,238

		Construction Materials – 2.0%

4,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	3,814,800
3,500		Norbord Inc., 144A	5.375%	12/01/20	Ba2	3,482,500
2,025		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,106,000
		Total Construction Materials				9,403,300

Nuveen Investments	15

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Consumer Finance – 2.7%

$2,500		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	$2,412,500
2,000		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	2,027,000
2,250		Credit Acceptance Corporation, 144A	7.375%	3/15/23	BB	2,323,125
3,000		Enova International, Inc.	9.750%	6/01/21	B	2,835,000
2,500		First Data Corporation	11.750%	8/15/21	CCC+	2,812,500
		Total Consumer Finance				12,410,125

		Containers & Packaging – 1.7%

3,000		Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	CCC+	3,067,500
350	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	276,721
2,750		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,736,250
2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,990,000
		Total Containers & Packaging				8,070,471

		Diversified Consumer Services – 1.3%

2,980		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	1,996,600
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	3,892,418
		Total Diversified Consumer Services				5,889,018

		Diversified Financial Services – 2.7%

1,000		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	725,000
3,300		Fly Leasing Limited	6.750%	12/15/20	BB	3,399,000
3,000		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	2,910,000
3,215		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	3,206,963
2,250		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,205,000
		Total Diversified Financial Services				12,445,963

		Diversified Telecommunication Services – 3.0%

3,500		CenturyLink Inc.	7.650%	3/15/42	BB+	3,167,500
2,789		Frontier Communications Corporation	6.250%	9/15/21	BB	2,537,990
3,500		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	3,185,000
1,500		Level 3 Financing Inc.	8.625%	7/15/20	BB	1,603,050
1,500		WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,601,250
2,200		Windstream Corporation	6.375%	8/01/23	BB	1,790,250
		Total Diversified Telecommunication Services				13,885,040

		Electric Utilities – 1.4%

3,915		Intergen NV, 144A	7.000%	6/30/23	B+	3,484,350
3,000		PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	3,000,000
		Total Electric Utilities				6,484,350

		Energy Equipment & Services – 2.7%

1,500		Basic Energy Services, Inc.	7.750%	2/15/19	B	1,248,750
2,100		Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	1,939,140
750		McDermott International Inc., 144A	8.000%	5/01/21	BB–	675,000
1,500		Murray Energy Corporation, 144A	11.250%	4/15/21	B3	1,260,000
2,250		Pacific Drilling V Limited, 144A	7.250%	12/01/17	B+	1,935,000
2,500		Seventy Seven Energy Inc.	6.625%	11/15/19	B	1,975,000
1,500		Seventy Seven Energy Inc.	6.500%	7/15/22	CCC+	960,000
2,920		Weatherford International PLC	7.000%	3/15/38	BBB–	2,791,021
		Total Energy Equipment & Services				12,783,911

		Food & Staples Retailing – 2.0%

2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	2,625,000
1,500		Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,545,000
3,500		Supervalu Inc.	7.750%	11/15/22	B	3,672,810
1,500		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B3	1,501,875
		Total Food & Staples Retailing				9,344,685

16	Nuveen Investments

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Food Products – 3.7%

$3,855		Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	$3,951,375
3,000		Dole Food Company, 144A	7.250%	5/01/19	CCC+	3,030,000
3,300		JBS Investments GmbH, 144A	7.250%	4/03/24	BB+	3,415,500
2,000		Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	2,125,000
3,000		Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B+	3,021,600
2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	1,870,000
		Total Food Products				17,413,475

		Gas Utilities – 1.8%

3,000		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	3,180,000
3,200		Ferrellgas LP	6.750%	1/15/22	B+	3,208,000
1,920		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,982,400
		Total Gas Utilities				8,370,400

		Health Care Equipment & Supplies – 0.9%

2,000		Tenet Healthcare Corporation	8.125%	4/01/22	B3	2,187,000
2,202		Tenet Healthcare Corporation	6.875%	11/15/31	B3	2,036,850
		Total Health Care Equipment & Supplies				4,223,850

		Health Care Providers & Services – 3.1%

3,750		Community Health Systems, Inc.	6.875%	2/01/22	B+	3,956,250
2,215		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,292,525
3,000		Kindred Escrow Corporation, 144A	8.750%	1/15/23	B2	3,258,750
2,175		Select Medical Corporation	6.375%	6/01/21	B–	2,196,750
2,935		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	2,935,000
		Total Health Care Providers & Services				14,639,275

		Hotels, Restaurants & Leisure – 2.7%

2,000		1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	2,055,000
750		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	759,375
3,000		MGM Resorts International Inc.	7.750%	3/15/22	BB	3,300,000
2,000		Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	2,065,000
1,500		Scientific Games International Inc.	10.000%	12/01/22	B	1,436,250
3,350		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	3,165,750
		Total Hotels, Restaurants & Leisure				12,781,375

		Household Durables – 2.9%

3,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	2,986,260
2,500		KB Home	7.625%	5/15/23	B+	2,612,500
2,500		Rialto Holdings LLC–Rialto Corporation, 144A	7.000%	12/01/18	B	2,600,000
2,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	2,518,750
2,720		Standard Pacific Corporation	5.875%	11/15/24	BB–	2,801,600
		Total Household Durables				13,519,110

		Independent Power & Renewable Electricity Producers – 2.4%

2,875		Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	2,961,250
2,000		Dynegy Inc., 144A	6.750%	11/01/19	B+	2,081,000
3,000		GenOn Energy Inc.	7.875%	6/15/17	B	3,037,500
3,275		GenOn Energy Inc.	9.500%	10/15/18	B	3,340,500
		Total Independent Power & Renewable Electricity Producers				11,420,250

		Industrial Conglomerates – 1.0%

800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	820,000
2,250		Stena AB, 144A	7.000%	2/01/24	BB	2,171,250
1,500		Techniplas, LLC, 144A	10.000%	5/01/20	B	1,511,250
		Total Industrial Conglomerates				4,502,500

		Insurance – 0.6%

3,325		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	2,901,063

Nuveen Investments	17

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Internet Software & Services – 0.8%

$4,000		Equinix Inc.	5.750%	1/01/25	BB	$3,960,000

		IT Services – 0.8%

3,600		Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	3,555,720

		Machinery – 1.4%
1,000		Commercial Vehicle Group	7.875%	4/15/19	B	1,025,000
2,250		Terex Corporation	6.000%	5/15/21	BB	2,261,250
3,500		Vander Intermediate Holding II Corp., 144A	9.750%	2/01/19	CCC+	3,447,500
		Total Machinery				6,733,750

		Marine – 1.8%

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,925,000
2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	1,970,000
3,500		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	3,351,250
		Total Marine				8,246,250

		Media – 9.7%

3,500		Altice S.A, 144A	7.750%	5/15/22	B	3,386,250
3,000		CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	3,005,625
3,325		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,019,513
3,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	2,913,750
1,500		Harron Communications Finance, 144A	9.125%	4/01/20	BB–	1,621,875
2,000		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	2,035,000
1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	1,020,000
2,400		Numericable Group SA, 144A	4.875%	5/15/19	Ba3	2,376,000
2,700		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	2,661,188
3,000		Quebecor Media Inc.	5.750%	1/15/23	B+	2,992,500
2,750		Radio One Inc., 144A	7.375%	10/15/22	B	2,695,000
3,000		Sinclair Television Group	6.375%	11/01/21	B+	3,097,500
1,590		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,633,725
1,500		SiTV Inc., 144A	10.375%	7/01/19	B–	1,237,500
2,250		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	2,351,250
2,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,069,155
4,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	4,087,400
3,000		WMG Acquisition Group, 144A	6.000%	1/15/21	B+	3,060,000
		Total Media				45,263,231

		Metals & Mining – 8.5%

2,000		AK Steel Corporation	7.625%	10/01/21	B–	1,630,000
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,442,465
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,731,722
485		ArcelorMittal	7.000%	2/25/22	BB+	522,588
3,350		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	3,396,063
3,500		Cliffs Natural Resources Inc.	5.900%	3/15/20	B3	1,732,500
583		Coeur d’Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B	494,093
2,500		Constellium N.V, 144A	8.000%	1/15/23	B1	2,562,500
3,000		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	2,970,000
3,000		First Quantum Minerals Limited, 144A	7.250%	5/15/22	BB–	2,868,750
2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,830,000
2,303		Imperial Metals Corporation, 144A	7.000%	3/15/19	CCC	2,228,153
4,000		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	4,310,000
320		Teck Resources Limited	6.250%	7/15/41	BBB–	257,514
1,500		Tempel Steel Company, 144A	12.000%	8/15/16	CCC+	1,421,250
2,550		Tupy S/A, 144A	6.625%	7/17/24	BB	2,495,813
2,485		Vale Overseas Limited	6.875%	11/10/39	BBB+	2,391,564
2,000		Vedanta Resources PLC, 144A	6.000%	1/31/19	BB–	1,935,000
3,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	2,790,000
		Total Metals & Mining				40,009,975

		Multiline Retail – 0.4%

2,050		J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	2,029,500

18	Nuveen Investments

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels – 20.6%

3,200	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	$2,626,101
$2,250		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B–	2,109,375
1,745		Bonanza Creek Energy Inc.	5.750%	2/01/23	B3	1,566,138
1,000		Breitburn Energy Partners LP	7.875%	4/15/22	B–	830,000
1,500		California Resources Corporation	6.000%	11/15/24	BB	1,290,000
4,000		Calumet Specialty Products	6.500%	4/15/21	B+	3,940,000
2,000		Carrizo Oil and Gas Inc.	6.250%	4/15/23	B	2,005,000
1,500		Chaparral Energy Inc.	9.875%	10/01/20	B–	1,222,500
2,807		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	2,863,140
3,000		Denbury Resources Inc.	5.500%	5/01/22	BB	2,677,500
1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	997,500
1,500		Energy XXI Gulf Coast Inc.	9.250%	12/15/17	B–	798,750
1,500		Energy XXI Gulf Coast Inc., 144A	11.000%	3/15/20	BB	1,312,500
2,750		EnQuest PLC, 144A	7.000%	4/15/22	B	2,172,500
1,250		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	1,162,500
3,375		Gibson Energy, 144A	6.750%	7/15/21	BB	3,484,688
2,600		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	2,496,000
1,900		Halcon Resources Corporation., 144A	8.625%	2/01/20	B2	1,876,250
2,000		Kazmunaygas National, 144A	6.375%	4/09/21	BBB	2,094,200
1,815		Key Energy Services Inc.	6.750%	3/01/21	B	1,070,850
2,200		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B1	1,804,462
3,800		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	3,733,500
1,500		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,387,500
2,255		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	2,119,700
1,375		Northern Oil and Gas Inc.	8.000%	6/01/20	B–	1,251,250
2,000		Oasis Petroleum Inc.	6.875%	3/15/22	B+	2,030,000
1,900	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	1,576,361
3,000		PBF Holding Company LLC	8.250%	2/15/20	BB+	3,172,500
2,000		Peabody Energy Corporation, 144A	10.000%	3/15/22	BB+	1,240,000
3,500		Penn Virginia Corporation	8.500%	5/01/20	CCC+	3,141,250
4,000		Pertamina Persero PT, 144A	4.875%	5/03/22	Baa3	4,035,000
2,000		Petrobras International Finance Company	7.875%	3/15/19	BBB–	2,124,420
2,800		Reliance Industries Limited, 144A	5.875%	8/05/63	BBB+	2,807,000
400		Rex Energy Corporation	8.875%	12/01/20	CCC+	360,000
3,478		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	3,399,745
1,500		RSP Permian Inc., 144A	6.625%	10/01/22	B–	1,533,750
3,021		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	3,081,420
1,750		Sanchez Energy Corporation	7.750%	6/15/21	B–	1,741,250
1,250		Seadrill Limited, 144A	6.625%	9/15/20	N/R	975,000
1,500		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	1,496,250
2,000		SM Energy Company, 144A	6.125%	11/15/22	BB	2,055,400
1,650		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,728,375
2,700		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	2,794,500
3,750		Transocean Inc.	6.800%	3/15/38	BBB–	2,803,125
1,950		Vanguard Natural Resources Finance	7.875%	4/01/20	B	1,862,250
3,700		Western Refining Inc.	6.250%	4/01/21	B+	3,727,750
		Total Oil, Gas & Consumable Fuels				96,577,250

		Paper & Forest Products – 4.1%

3,220		Domtar Corporation	6.750%	2/15/44	BBB–	3,403,582
3,300		Louisiana Pacific Corporation	7.500%	6/01/20	BB	3,514,500
1,900		Mercer International Inc.	7.750%	12/01/22	B+	2,042,500
3,000		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	2,887,500
2,500		Resolute Forest Products	5.875%	5/15/23	BB–	2,275,000
2,800		Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	2,905,000
2,500		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	2,375,000
		Total Paper & Forest Products				19,403,082

		Personal Products – 0.9%

4,000		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	4,280,000

Nuveen Investments	19

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Pharmaceuticals – 2.0%

$2,000		Concordia Healthcare Corporation, 144A	7.000%	4/15/23	B3	$2,000,000
3,305		Endo Finance LLC, 144A	5.750%	1/15/22	B1	3,346,313
3,780		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,980,813
		Total Pharmaceuticals				9,327,126

		Real Estate Investment Trust – 0.6%

475		ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	462,631
2,500		Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	2,456,250
		Total Real Estate Investment Trust				2,918,881

		Real Estate Management & Development – 1.4%

700		Gemdale International Investment Limited, Reg S	7.125%	11/16/17	Ba3	722,750
2,245		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,312,350
3,750		Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	3,618,750
		Total Real Estate Management & Development				6,653,850

		Road & Rail – 1.3%

3,000		Hertz Corporation	7.375%	1/15/21	B	3,123,750
2,895		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	2,931,188
		Total Road & Rail				6,054,938

		Semiconductors & Semiconductor Equipment – 0.6%

3,500		Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	2,957,500

		Software – 1.3%

3,390		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	2,745,900
3,110		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	3,214,807
		Total Software				5,960,707

		Specialty Retail – 1.2%

2,500		Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	2,631,250
2,787		The Men’s Warehouse Inc.	7.000%	7/01/22	B2	2,982,090
		Total Specialty Retail				5,613,340

		Technology Hardware, Storage & Peripherals – 0.4%

1,690		NCR Corporation	6.375%	12/15/23	BB	1,791,400

		Textiles, Apparel & Luxury Goods – 0.6%

3,250		Polymer Group Inc., 144A	6.875%	6/01/19	CCC+	2,990,000

		Trading Companies & Distributors – 0.3%

1,500		Aviation Capital SA, 144A	7.500%	5/27/20	B+	1,466,250

		Transportation Infrastructure – 0.5%

2,000	EUR	CMA CGM SA, 144A	7.750%	1/15/21	B–	2,224,125

		Wireless Telecommunication Services – 6.0%

17,000	SEK	AINMT Scandinavia Holdings AB, Reg S	9.750%	3/19/19	N/R	2,183,994
2,800		Colombia Telecommunicaciones S.A. ESP, 144A	5.375%	9/27/22	BB	2,775,500
3,000		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	3,112,500
3,800		Digicel Limited, 144A	6.000%	4/15/21	B1	3,663,656
3,000		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	3,120,000
2,500		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	2,568,750
4,000		Sprint Corporation	7.250%	9/15/21	B+	3,900,000
4,000		T-Mobile USA Inc.	6.731%	4/28/22	BB	4,170,000
2,800		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,758,000
		Total Wireless Telecommunication Services				28,252,400
		Total Corporate Bonds (cost $582,093,588)				570,878,240

20	Nuveen Investments

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.6% (5.3% of Total Investments)

		Banks – 3.9%

$2,000		Bank of America Corporation	6.500%	N/A (4)	BB+	$2,070,000
4,300		Barclays PLC	8.250%	N/A (4)	BB+	4,540,628
1,000		Credit Agricole SA, 144A	7.875%	N/A (4)	BB+	1,028,018
2,000		Dresdner Funding Trust, 144A	8.151%	6/30/31	BB	2,497,500
500		HSBC Holdings PLC	6.375%	N/A (4)	BBB	501,250
3,705		Lloyd’s Banking Group PLC	7.500%	N/A (4)	BB+	3,816,150
475		Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	468,320
1,000		Royal Bank of Scotland Group PLC	7.640%	N/A (4)	BB–	1,068,500
2,000		Societe Generale, 144A	7.875%	N/A (4)	BB+	2,010,000
		Total Banks				18,000,366

		Capital Markets – 0.9%

4,285		Deutsche Bank AG	7.500%	N/A (4)	BB+	4,274,288

		Diversified Financial Services – 0.4%

2,000		Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (4)	Ba3	2,006,000

		Energy Equipment & Services – 0.5%

2,000	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	Ba1	2,388,342

		Insurance – 1.9%

570		Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	532,950
2,000		CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	2,174,806
2,000		La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB–	2,165,000
2,000		QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB–	2,100,000
2,000		XL Capital Ltd	6.500%	N/A (4)	BBB	1,711,260
		Total Insurance				8,684,016
		Total $1,000 Par (or similar) Institutional Preferred (cost $35,306,308)				35,353,012

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 6.8% (4.8% of Total Investments)

		Brazil – 1.2%

19,500	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/21	BBB+	$5,642,005

		Costa Rica – 0.1%

$400		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	387,000

		Mexico – 2.4%

173,300	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	11,070,747

		South Africa – 1.7%

39,000	ZAR	Republic of South Africa	8.250%	9/15/17	BBB+	3,271,371
43,000	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	3,344,287
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	1,224,659
		Total South Africa				7,840,317

		Sri Lanka – 0.4%

2,000		Republic of Sri Lanka, 144A	6.000%	1/14/19	BB–	2,042,500

		Turkey – 1.0%

12,500	TRY	Republic of Turkey, Government Bond	10.700%	2/24/16	BBB	4,686,159
		Total Sovereign Debt (cost $37,776,836)				31,668,728

Nuveen Investments	21

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 1.3% (0.9% of Total Investments)

$575	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$474,481
586	CAM Mortgage Trust 2014-2, 144A	4.450%	5/15/48	N/R	586,764
2,487	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	2,625,036
309	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	289,803
557	Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	556,842
1,500	Vericrest Opportunity Loan Transferee, Series 2014-NPL7, 144A	4.750%	8/27/57	N/R	1,497,960
$6,014	Total Asset-Backed and Mortgage-Backed Securities (cost $5,806,733)				6,030,886
	Total Long-Term Investments (cost $678,547,341)				661,793,123

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4%

$1,985	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $1,984,875, collateralized by $2,065,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $2,028,863	0.000%	7/01/15		$1,984,875
	Total Short-Term Investments (cost $1,984,875)				1,984,875
	Total Investments (cost $680,532,216) – 141.8%				663,777,998
	Borrowings – (43.3)% (5), (6)				(202,500,000)
	Other Assets Less Liabilities – 1.5% (7)				6,853,424
	Net Assets – 100%				$468,131,422

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America	Pound Sterling	2,000,000	U.S. Dollar	3,147,584	9/30/15	$7,136
Bank of America	Pound Sterling	500,000	U.S. Dollar	786,494	9/30/15	1,381
Bank of America	Turkish Lira	12,900,000	U.S. Dollar	4,723,544	8/31/15	(6,864)
Bank of America	U.S. Dollar	66,171	Turkish Lira	181,000	8/31/15	202
Goldman Sachs	Canadian Dollar	8,647,979	U.S. Dollar	7,003,717	8/31/15	85,360
Goldman Sachs	Euro	1,970,000	U.S. Dollar	2,222,081	7/31/15	25,004
Goldman Sachs	Euro	3,901,000	U.S. Dollar	4,417,687	7/31/15	67,029
Goldman Sachs	Norwegian Krone	12,940,000	U.S. Dollar	1,642,436	7/31/15	(6,878)
Goldman Sachs	Swedish Krona	17,400,000	U.S. Dollar	2,013,609	7/31/15	(86,545)
Goldman Sachs	U.S. Dollar	334,740	Canadian Dollar	415,000	8/31/15	(2,741)
Goldman Sachs	U.S. Dollar	234,802	Euro	215,000	7/31/15	4,981
Goldman Sachs	U.S. Dollar	83,735	Euro	75,000	7/31/15	(90)
						$87,975

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$22,469,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(159,258)
JPMorgan	22,469,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(156,110)
	$44,938,000							$(315,368)

22	Nuveen Investments

Investments in Derivatives as of June 30, 2015 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(298)	9/15	$(35,538,828)	$11,640	$(10,038)
U.S. Treasury 10-Year Note	Short	(307)	9/15	(38,734,766)	9,594	223,330
				$(74,273,594)	$21,234	$213,292

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Borrowings as a percentage of Total Investments is 30.5%.

(6)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $678,547,341)	$661,793,123
Short-term investments, at value (cost approximates value)	1,984,875
Cash	81,521
Cash denominated in foreign currencies (cost $3,635)	3,600
Cash collateral at brokers(1)	1,295,000
Unrealized appreciation on forward foreign currency exchange contracts, net	87,975
Receivable for:
Dividends	41,250
Reimbursement from Adviser	650,062
Interest	11,889,382
Reclaims	9,109
Variation margin on futures contracts	21,234
Other assets	154,499
Total assets	678,011,630
Liabilities
Borrowings	202,500,000
Unrealized depreciation on interest rate swaps	315,368
Payable for:
Dividends	3,132,053
Investments purchased	1,973,000
Shares repurchased	417,994
Accrued expenses:
Interest on borrowings	166,338
Management fees	477,136
Trustees fees	57,728
Other	840,591
Total liabilities	209,880,208
Net assets	$468,131,422
Shares outstanding	23,980,293
Net asset value (“NAV”) per share outstanding	$19.52
Net assets consist of:
Shares, $.01 par value per share	$239,803
Paid-in surplus	510,564,270
Undistributed (Over-distribution of) net investment income	(2,264,465)
Accumulated net realized gain (loss)	(23,636,594)
Net unrealized appreciation (depreciation)	(16,771,592)
Net assets	$468,131,422
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

Investment Income (net of foreign tax withheld of $2,815)	$23,473,118
Expenses
Management fees	2,900,310
Interest expense on borrowings	1,084,928
Custodian fees	65,263
Trustees fees	8,404
Professional fees	32,157
Shareholder reporting expenses	32,895
Shareholder servicing agent fees	15,633
Stock exchange listing fees	45,061
Investor relations expenses	6,900
Other	348,786
Total expenses	4,540,337
Net investment income (loss)	18,932,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(6,543,891)
Forward foreign currency exchange contracts	1,214,756
Futures contracts	(1,071,625)
Swaps	(14)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,794,976
Forward foreign currency exchange contracts	(188,848)
Futures contracts	305,556
Swaps	(437,271)
Net realized and unrealized gain (loss)	(926,361)
Net increase (decrease) in net assets from operations	$18,006,420

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/15	For the Period 11/24/14 (commencement of operations) through 12/31/14
Operations
Net investment income (loss)	$18,932,781	$3,982,590
Net realized gain (loss) from:
Investments and foreign currency	(6,543,891)	(25,163,090)
Forward foreign currency exchange contracts	1,214,756	(4,042)
Futures contracts	(1,071,625)	—
Swaps	(14)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,794,976	4,031,263
Forward foreign currency exchange contracts	(188,848)	276,823
Futures contracts	305,556	(92,264)
Swaps	(437,271)	(215,751)
Net increase (decrease) in net assets from operations	18,006,420	(17,184,471)
Distributions to Shareholders
From net investment income	(19,782,760)	—
Decrease in net assets from distributions to shareholders	(19,782,760)	—
Capital Share Transactions
Shares issued in the reorganization	—	642,061,932
Cost of shares repurchased and retired	(1,661,728)	—
Cost of shares repurchased through tender offer	(153,307,991)	—
Net increase (decrease) in net assets from capital share transactions	(154,969,719)	642,061,932
Net increase (decrease) in net assets	(156,746,059)	624,877,461
Net assets at the beginning of period	624,877,481	20
Net assets at the end of period	$468,131,422	$624,877,481
Undistributed (Over-distribution of) net investment income at the end of period	$(2,264,465)	$(1,414,486)

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Cash Flows	Six Months Ended June 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$18,006,420
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(275,148,935)
Proceeds from sales and maturities of investments	255,339,086
Proceeds from (Purchases of) short-term investments, net	22,710,532
Proceeds from (Payments for) cash denominated in foreign currency	1,023,346
Proceeds from (Payments for) swap contracts, net	(14)
Investment transaction adjustments, net	3,071,546
Amortization (Accretion) of premiums and discounts, net	(71,354)
(Increase) Decrease in:
Cash collateral at brokers	(532,700)
Receivable for interest	(1,336,399)
Receivable for reclaims	565
Receivable for reimbursements from Adviser	4,965
Receivable for variation margin on future contracts	(21,234)
Other assets	95,777
Increase (Decrease) in:
Payable for investments purchased	(832,001)
Payable for variation margin on futures contracts	(123,750)
Accrued interest on borrowings	82,512
Accrued management fees	(18,399)
Accrued reorganization expense	(576,124)
Accrued Trustees fees	10,784
Accrued other expenses	(64,386)
Net realized (gain) loss from:
Investments and foreign currency	6,543,891
Paydowns	101,540
Swaps	14
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(5,794,976)
Forward foreign currency exchange contracts	188,848
Swaps	437,271
Net cash provided by (used in) operating activities	23,096,825
Cash Flows from Financing Activities:
Proceeds from borrowings	146,500,000
Cash distributions paid to shareholders	(16,650,707)
Cost of shares repurchased and retired	(1,243,734)
Cost of shares repurchased through tender offer	(153,307,991)
Net cash provided by (used in) financing activities	(24,702,432)
Net Increase (Decrease) in cash	(1,605,607)
Cash at the beginning of period	1,687,128
Cash at the end of period	$81,521

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$857,829

See accompanying notes to financial statements.

Nuveen Investments	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions			Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Repurchased and Retired	Repurchased through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2015(f)	$19.46	$0.77	$(0.05)	$0.72	$(0.80)	$—	$(0.80)	$0.01	$0.13	$19.52	$16.71
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015(f)	$202,500	$3,312
2014(e)	56,000	12,159

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

4.27%	1.38%	468,131	1.79	%*	7.83	%*	38%
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2015(f)	0.44	%*
2014(e)	0.17	*

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
(f)	For the six months ended June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•	The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•	The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency exchange contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

30	Nuveen Investments

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,973,000

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Receivable from Adviser

In connection with the Reorganizations, the Fund acquired an outstanding trade receivable in the amount of $650,062 due from an affiliated entity of Lehman Brothers Holdings, Inc., (“Lehman”), which filed for Chapter 11 bankruptcy protection. The Fund’s custodian agreed to waive any overdraft charges resulting from this receivable, as the receivable was an offset of a payable due to the custodian and noted on the Fund’s accounting records. As of the end of the reporting period, the Adviser has determined that this asset will not be recovered from Lehman and therefore has agreed to reimburse the Fund for the entire receivable amount.

This receivable and payable are recognized as a component of “Receivable for reimbursement from Adviser” and “Other accrued expenses” on the Statement of Assets and Liabilities, respectively, and there has been no effect on the Fund’s net asset value (“NAV”) as a result.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$1,008,200	$—	$—	$1,008,200
$25 Par (or similar) Retail Preferred	16,854,057	—	—	16,854,057
Corporate Bonds	—	570,878,240	—	570,878,240
$1,000 Par (or similar) Institutional Preferred	—	35,353,012	—	35,353,012
Sovereign Debt	—	31,668,728	—	31,668,728
Asset-Backed and Mortgage-Backed Securities	—	6,030,886	—	6,030,886

Short-Term Investments:
Repurchase Agreements	—	1,984,875	—	1,984,875

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	87,975	—	87,975
Interest Rate Swaps**	—	(315,368)	—	(315,368)
Futures Contracts**	213,292	—	—	213,292
Total	$18,075,549	$645,688,348	$—	$663,763,897
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. Securities were as follows:

	Value	% of Total Investments
Country:
Canada	$55,711,705	8.4%
United Kingdom	28,065,580	4.2
Brazil	21,999,101	3.3
Luxembourg	20,777,463	3.1
Mexico	19,679,729	3.0
South Africa	16,749,504	2.5
France	16,591,136	2.5
Netherlands	12,728,100	1.9
Other countries	72,463,886	11.0
Total non-U.S. securities	$264,766,204	39.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,984,875	$(1,984,875)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading

34	Nuveen Investments

Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$23,338,365
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$191,093	—	$—

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(103,118)	—	—
Total			$87,975		$—

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency exchange contracts subject to netting agreements, and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America	$8,719	$(6,864)	$(6,864)	$1,855	$—	$1,855
Goldman Sachs	182,374	(96,254)	(96,254)	86,120	—	86,120
Total	$191,093	$(103,118)	$(103,118)	$87,975	$—	$87,975
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$1,214,756	$(188,848)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(78,165,732)
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

36	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$223,330	—	$—

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	(10,038)	—	—
			$213,292		$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(1,071,625)	$305,556

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$44,938,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(315,368)

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$—	$(315,368)	$—	$(315,368)	$310,000	$(5,368)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(14)	$(437,271)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Tender Offer

The Board has authorized the Fund to conduct a tender offer pursuant to which the Fund would offer to purchase up to 25% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 98% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

38	Nuveen Investments

On November 19, 2014, Nuveen announced the Fund’s tender offer, which commenced on December 4, 2014 and expired on January 9, 2015. The tender offer was oversubscribed (58% of outstanding shares were tendered), and therefore the Fund purchased 25% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

Number of shares outstanding before tender offer	32,103,191
Number of shares authorized for tender offer	8,025,798
Purchase price (98% of share NAV on expiration date)	$19.1019
Number of shares outstanding after tender offer	24,077,393

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) during the current and prior fiscal periods were as follows:

	Six Months Ended 6/30/15	Period 11/24/14 (commencement of operations) through 12/31/14
Shares:*
Issued in the reorganization	—	32,103,190
Repurchased and retired (open market purchases)	(97,100)	—
Repurchased and retired through tender offer	(8,025,798)	—
Total	(8,122,898)	32,103,190

Open market purchases:
Weighted average price per share	$17.09	—
Weighted average discount per share	13.98%	—
Tender offer:
Price per share	$19.10	—
Discount per share	2.00%	—
*	As of the end of the reporting period, the Adviser owned one share of the Fund.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $275,148,935 and $255,339,086, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency exchange contracts, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$681,535,619
Gross unrealized:
Appreciation	$6,187,162
Depreciation	(23,944,783)
Net unrealized appreciation (depreciation) of investments	$(17,757,621)

Permanent differences, primarily due to foreign currency transactions, reorganization adjustments and net operating loss, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2014, the Fund’s last tax year end, as follows:

Paid-in surplus	$(2,534,236)
Undistributed (Over-distribution of) net investment income	(5,397,076)
Accumulated net realized gain (loss)	7,931,312

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The Fund did not declare and distribute dividends to shareholders during its last tax year ended December 31, 2014.
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2014, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$17,280,581

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

40	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee rate for the Fund was 0.1643%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

On November 24, 2014, the Fund entered into a $225 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), renewable annually, with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $202.5 million. During the current fiscal period, the average daily balance outstanding and annual interest rate on these Borrowings were $191.2 million and 0.98%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.80%. In addition to interest expense, the Fund accrues a 0.20% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date. The Fund also accrues a 0.10% per annum arrangement fee based on the maximum commitment amount of the Borrowings through the renewal date.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the arrangement fee are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

Nuveen Investments	41

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock (excluding shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	97,100

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays Global High Yield Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments	43

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

46	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the first quarter of 2015. With respect to closed-end funds, the Independent Board

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the first quartile for the first quarter of 2015 and outperformed its benchmark in such period. The Board, however, noted that the Fund was relatively new with a performance history too short for a conclusive assessment of its limited performance record.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the

48	Nuveen Investments

methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers, may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

50	Nuveen Investments

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-G-0615D        10002-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)*
Period*	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2015	0		0	3,210,000
FEBRUARY 1-28, 2015	0		0	3,210,000
MARCH 1-31, 2015	0		0	3,210,000
APRIL 1-30, 2015	0		0	3,210,000
MAY 1-31, 2015	32,300	$17.26	32,300	3,177,700
JUNE 1-30, 2015	64,800	$17.01	64,800	3,112,900
TOTAL	97,100

*	The registrant’s repurchase program, for the repurchase of 3,210,000 shares, was authorized on December 17, 2014. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015